--------------------------------------------------------------------------------
Chairman's Letter
--------------------------------------------------------------------------------


Dear Fellow Shareholders:

      The turmoil in the far east created significant volitility in the equity market place in the last quarter of 1997. Even with this uncertainty, the stock market indices recorded healthy gains. The Dow Jones was up 22.64% and the S & P increased 31.01%. Your Addison Capital Shares increased 29.3%. It is impossible to predict with certainty the direction the market will take in 1998. However, we believe those investors who take a long term view of their portfolios and can afford to remain invested through the inevitable up and down cycles will continue to be well rewarded in the equity market place. Since our annual report on June 30, 1997, Addison Capital Shares paid $0.1213 in income dividends and $3.69 in capital gains. We appreciate your continued support and remain confident that our focus on value will be a successful strategy in facing the challenges ahead.


                                        Sincerely,


                                        /s/ Rudolph C. Sander

                                        Rudolph C. Sander
                                        Chairman


Dated: February 15, 1998

--------------------------------------------------------------------------------
President's Letter
--------------------------------------------------------------------------------


Dear Fellow Shareholders:



      The tradition of celebrating the New Year by closing the books on the old year and budgeting and making resolutions for the coming year requires us to reflect on the past and to engage in that most dreaded of exercises -- forecasting the future. Our crystal ball has never been noted for its clarity or accuracy, especially over short periods of time, and we view a year as a short period, and getting shorter all the time! Take our prognostication for 1997, for example. A year ago, we observed that a two-year total return of nearly 69% was extraordinary and that stock market returns over the past decade were far above the long-term average. Our expectation for 1997 was for a less-then double digit gain in profits, and while we correctly anticipated a favorable interest rate climate, we failed to anticipate the effect of lower interest rates and inflation on price/earnings ratios. We thought that a third consecutive year of above-average stock market returns was a tall order. Nevertheless, the stock market's P/E rose from about 20 times trailing earnings to more than 23 times earnings, and that increase, combined with an earnings increase of nearly 13% boosted the Standard & Poor's 500 Index by over 30% for the year just ended.

      Addison Capital Shares enjoyed what most investors would consider an excellent year, however the Fund's total return of 29.3% broke a two-year string of surpassing the index return, trailing the S & P 500 by slightly more than 4 percentage points for the year ended December 31. Addison's portfilio returns benefited from a higher-than-market weight in the financial services sector, but energy and basic industry issues (also well represented) lagged, as did utilities, despite a strong fourth quarter. Better returns were also highly correlated with larger market capitalizations, and in such an environment, Addison's portfolio, in which stocks are approximately equal-weighted, tends to be at a disadvantage versus the S&P 500, where the stocks of larger companies have a larger impact on the index return. The fourth quarter was a particularly difficult period, as energy and technology issues and small stocks generally declined, as illustrated by the -3.7% return posted by the Russell 2000 index.

      The ongoing debate of the past year involves the issue raised by so many economists, including the Fed chairman: can we continue to enjoy an expanding economy without inflation heating up? Indeed, even Alan Greenspan has mentioned the possibility of a "new paradigm" at work in the current environment. The confluence of factors and events over the last couple of years has been favorable to U.S. economic growth and financial markets. It has been a period of worldwide corporate restructuring, just now accelerating in other parts of the world, with plant closings and layoffs, businesses being sold and acquired. At the same time, there has been a capital-spending boom occurring in the U.S. This capital spending has combined with moderate wages to generate substantial productivity increases. Unlike so many economic expansions in the past, where it was taken for granted that a period of economic growth was inevitably followed by rising cost and wage pressures, this time around -- thus far -- events have proceeded differently. There do appear to be some wage pressures, but raw materials prices remain soft and many industries find themselves with little or no pricing leverage. Is this good news or bad news? The answer has to be that it depends on whom you ask. Clearly, from the standpoint of consumers, it is good news.

      What happens next, with the Asian markets and economies in turmoil, the dollar ever stronger against a multitude of foreign currencies, the yield curve virtually flat, and the U.S. economy apparently still growing at a sustainable rate? The consensus view is that the Asian economic crisis will inevitably have a dampening effect on our economy. It seems likely that imports will continue to rise as the strong dollar makes imported goods less expensive, and the U.S. trade deficit could be expected to swell. On the other hand, the strong dollar should make our financial markets look relatively attractive to foreign investors. At 5%, U.S. Treasury Bills are a bargain for a Japanese investor, with rates at 1% or less at home. The bottom line for U.S. investors is that even on a company by company basis, it is extremely difficult to forecast exactly what impact the Asian problems will have, and to attempt to make a forecast for entire industries, sectors, or the economy as a whole is more prob-lematic. The likely direction of change is downward for most earnings estimates, and therefore, the overall market seems likely to be subject to disappointments for which it seems ill prepared at these historically high valuations. The saving grace may be that the Fed could actually choose to lower interest rates if the economy shows signs of slowing. Real interest rates (adjusted for reported inflation) are at levels that are above average for the last 50 years, so we find worries about the possibility of a Fed rate hike to be needless.

      There are a couple of things that worry us about the scenario we find ourselves painting here: one is that we seem to be expressing a consensus viewpoint, and that sets us up for a surprise, be it positive or negative. Another worry is that we keep finding ourselves making that most dangerous of pronouncements, that "it's different this time." Indeed, it probably is in many important ways, but the single unifying factor, which makes it unlikely to turn out differently, is human nature. The bull market is undeniably mature and the "easy money" has been made, but if history is any kind of a guide, this market will get far more overvalued and speculative than it is currently. We will have more market corrections (10-15% declines) to deal with before then, but the risk of a major bear market at this time seems remote to us. As we said at this time last year, we expect increased volatility and at best an average (10-12% total return) year for stocks. Our hope for 1998 is that smaller stocks may perform relatively well, both because of their relatively poor 1997 returns, and because they may be less subject to the effects of currency fluctuations and foreign trade. We feel cautious, but our value orientation and fully invested investment philosophy represent a sound long-term approach to deal with short-term concerns.


                                        Sincerely,


                                        /s/ Radcliffe Cheston

                                        Radcliffe Cheston
                                        President



February, 1998

--------------------------------------------------------------------------------
                         ADDISON CAPITAL SHARES, INC.
                       Schedule of Portfolio Investments
                               December 31, 1997
                                  (Unaudited)
--------------------------------------------------------------------------------

                                                      Number
                                                        of             Value
                                                      Shares         (Note A)
------------------------------------------------------------------------------
COMMON STOCK -- 96.1%
------------------------------------------------------------------------------
 Aerospace -- 3.9%
    Northrop Grumman Corporation ............         13,413        $1,542,495
    Raytheon Company, Class A ...............          1,275            62,893
    Textron, Incorporated ...................         20,000         1,250,000
                                                                    ----------
                                                                     2,855,388
                                                                    ----------
  Airlines -- 1.9%
    UAL Corporation .........................         15,000         1,387,500
                                                                    ----------
 Apparel -- 2.1%
    The Dress Barn, Incorporated*** .........         55,000         1,560,625
                                                                    ----------
 Automobiles & Related -- 1.6%
    General Motors Corporation ..............         20,000         1,212,500
                                                                    ----------
 Banking -- 11.6%
    Bank of Boston Corporation ..............         18,000         1,690,875
    Charter One Financial, Incorporated .....         30,576         1,930,110
    Chase Manhattan Corporation .............         14,000         1,533,000
    First Union Corporation .................         31,500         1,614,375
    Zions Bancorporation ....................         40,000         1,815,000
                                                                    ----------
                                                                     8,583,360
                                                                    ----------
 Business Services -- 2.1%
    Bowne and Company, Incorporated..........         38,000         1,515,250
                                                                    ----------
 Capital Goods -- 5.1%
    Harsco Corporation ......................         31,020         1,337,737
    Precision Castparts Corporation .........         20,000         1,206,250
    Timken Company ..........................         35,400         1,216,875
                                                                    ----------
                                                                     3,760,862
                                                                    ----------
 Cement Products -- 0.3%
    Southdown, Incorporated .................          3,700           218,300
                                                                    ----------
 Chemicals -- 3.4%
    Du Pont (E.I.) De Nemours and
       Company ..............................         22,000         1,321,375
    Union Carbide Corporation ...............         28,000         1,202,250
                                                                    ----------
                                                                     2,523,625
                                                                    ----------
 Computers -- 3.4%
    Compaq Computer, Incorporated ...........         23,100         1,303,706
    Gateway 2000*** .........................         37,000         1,207,125
                                                                    ----------
                                                                     2,510,831
                                                                    ----------
 Consumer Products -- 1.8%
    Fortune Brands Incorporated .............         35,000         1,297,187
                                                                    ----------

                                                      Number
                                                        of             Value
                                                      Shares         (Note A)
------------------------------------------------------------------------------
 Electronics -- 1.9%
    Harris Corporation ......................         30,000        $1,376,250
                                                                    ----------
 Financial -- 2.4%
    SunAmerica, Incorporated ................         41,619         1,779,213
                                                                    ----------
 Food, Beverage and Tobacco -- 2.0%
    Philip Morris Companies,
      Incorporated ..........................         33,000         1,495,312
                                                                    ----------
 Healthcare Facilities -- 2.0%
    Tenet Health Care Corporation ...........         44,000         1,457,500
                                                                    ----------
 Home Furnishing/Housewares -- 2.2%
    Ethan Allen Interiors, Incorporated .....         42,000         1,619,625
                                                                    ----------
 Insurance -- 4.7%
    Allstate Corporation ....................         20,000         1,817,500
    Reliastar Financial Corporation .........         40,000         1,647,500
                                                                    ----------
                                                                     3,465,000
                                                                    ----------
 International Oils -- 3.8%
    Exxon Corporation .......................         24,000         1,468,500
    Royal Dutch Petroleum Corporation .......         25,232         1,367,259
                                                                    ----------
                                                                     2,835,759
                                                                    ----------
 Machinery -- 1.5%
    Pentair, Incorporated ...................         30,000         1,078,125
                                                                    ----------
 Manufacturing -- 0.7%
    Aptargroup, Incorporated ................         10,000           555,000
                                                                    ----------
 Medical Supplies -- 1.6%
    Becton Dickinson & Company ..............         24,000         1,200,000
                                                                    ----------
 Metals & Mining -- 1.5%
    Phelps Dodge Corporation ................         18,000         1,120,500
                                                                    ----------
 Natural Gas -- 2.1%
    Columbia Gas System, Incorporated........         19,400         1,524,113
                                                                    ----------
 Office Equipment -- 1.7%
    Xerox Corporation .......................         17,358         1,281,237
                                                                    ----------
 Oil -- 1.6%
    Amoco Corporation .......................         14,000         1,191,750
                                                                    ----------
 Oil Equipment & Services -- 2.2%
    Halliburton Company .....................         32,000         1,662,000
                                                                    ----------
 Paper & Forest Products -- 1.6%
    Rayonier, Incorporated ..................         28,000         1,191,750
                                                                    ----------

--------------------------------------------------------------------------------
                         ADDISON CAPITAL SHARES, INC.
                       Schedule of Portfolio Investments
                               December 31, 1997
                                  (Unaudited)
--------------------------------------------------------------------------------



                                               Number
                                                 of          Value
                                               Shares      (Note A)
----------------------------------------------------------------------
 Rails/Trucking/Transportation -- 1.3%
    Norfolk Southern Corporation ...........  31,350     $   965,972
                                                         -----------
 Real Estate -- 1.9%
    Health Care Property Investors,
       Incorporated ........................  37,778       1,428,481
                                                         -----------
 Restaurants -- 1.6%
    Wendy's International, Incorporated.....  48,000       1,155,000
                                                         -----------
 Retail Store -- 3.2%
    Ross Stores, Incorporation .............  40,000       1,455,000
    Sears, Roebuck and Company .............  20,000         905,000
                                                         -----------
                                                           2,360,000
                                                         -----------
 Steel -- 2.1%
    Carpenter Technology Corporation .......  32,000       1,538,000
                                                         -----------
 Technology -- 2.0%
    Comdisco, Incorporated .................  45,000       1,504,688
                                                         -----------
 Tobacco -- 4.0%
    RJR Nabisco Holdings Corporation .......  42,000       1,575,000
    VF Corporation .........................  30,000       1,378,125
                                                         -----------
                                                           2,953,125
                                                         -----------
 Utilities -- Electric -- 7.4%
    DQE, Incorporated ......................  35,000       1,229,375
    Duke Power Company .....................  31,332       1,735,010
    FPL Group, Incorporated ................  22,000       1,302,125
    NIPSCO Industries, Incorporated ........  24,820       1,227,039
                                                         -----------
                                                           5,493,549
                                                         -----------
 Utilities -- Natural Gas -- 1.9%
    NICOR, Incorporated ....................  32,886       1,387,378
                                                         -----------
    TOTAL COMMON STOCK
       (Cost $42,706,223)...........................     $71,044,755
                                                         -----------

                                           Principal          Value
                                             Amount          (Note A)
----------------------------------------------------------------------
REPURCHASE AGREEMENTS** -- 4.0%
----------------------------------------------------------------------
  PNC Bank $2,966,000 at 475%
    (Agreement dated 12/31/97, to
    be repurchased at $2,967,957
    on 01/05/98; collateralized by
    $3,030,000 Federal National
    Mortgage Association Notes,
    6.50%, due 09/25/20)
    (Value $3,048,938 -- Cost
    $2,966,000).......................    $ 2,966,000      $ 2,966,000
                                                           -----------

----------------------------------------------------------------------
  TOTAL INVESTMENTS
    (Cost $45,672,223*)...............          100.1%      74,010,755
    Other Assets in excess of
       Liabilities ...................           -0.1%        (111,220)
                                          -----------      -----------
    Net Assets .......................          100.0%     $73,899,535
                                          ===========      ===========

======================================================================

 * Aggregate cost for federal income tax purposes was $45,672,223. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:


       Gross Appreciation ..........    $28,425,207
       Gross Depreciation ..........        (86,675)
                                        -----------
         Net Appreciation ..........    $28,338,532
                                        ===========

 ** It is the Fund's policy to always receive, as collateral, securities whose value, including accrued interest, will be at least equal to 102% of the dollar amount to be paid to the Fund under each agreement at its maturity. The values of the securities are monitored daily. If the value falls below 101% of the amount to be paid at maturity, additional collateral is obtained. The Fund makes payment for such securities only upon physical delivery of evidence of book entry transferred to the account of its custodian.


*** Non-income producing security.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                 For the six
                                                                                 months ended
                                                                                 December 31,     For the Year
                                                                                     1997             ended
                                                                                 (Unaudited)      June 30, 1997
                                                                               ---------------   --------------
--------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS:
 Operations:
   Net investment income ...................................................    $    129,776      $    311,130
   Net realized gain from security transactions ............................       2,243,038         6,825,229
   Change in unrealized appreciation of investments ........................       4,505,536         9,273,824
                                                                                ------------      ------------
--------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations ...................       6,878,350        16,410,183
                                                                                ------------      ------------
--------------------------------------------------------------------------------------------------------------
 Distributions to shareholders:
   Net investment income ($0.13 and $0.15 per share, respectively)..........        (283,838)         (296,865)
   Capital gains ($3.62 and $2.49 per share, respectively) .................      (7,862,175)       (4,873,658)
                                                                                ------------      ------------
    Total distributions ....................................................      (8,146,013)       (5,170,523)
                                                                                ------------      ------------
 Capital share transactions:
   Net increase in net assets derived from capital share transactions* .....       8,557,746         4,665,992
                                                                                ------------      ------------
     Total increase in net assets ..........................................       7,290,083        15,905,652
                                                                                ------------      ------------
--------------------------------------------------------------------------------------------------------------
NET ASSETS:

 Beginning of period .......................................................      66,609,452        50,703,800
                                                                                ------------      ------------
 End of period** ...........................................................    $ 73,899,535      $ 66,609,452
                                                                                ============      ============
==============================================================================================================
 *Capital share transactions are as follows:
                                                                                   Shares            Value
                                                                                ------------      ------------
   For the year ended December 31, 1997
   Shares purchased ........................................................         118,028      $  3,622,212
   Shares reinvested .......................................................         269,347         7,900,002
   Shares redeemed .........................................................         (97,044)       (2,964,468)
                                                                                ------------      ------------
     Net Increase ..........................................................         290,331      $  8,557,746
                                                                                ============      ============
   For the year ended June 30, 1997
   Shares purchased ........................................................         239,811      $  6,477,547
   Shares reinvested .......................................................         199,406         4,981,584
   Shares redeemed .........................................................        (245,822)       (6,793,139)
                                                                                ------------      ------------
     Net increase ..........................................................         193,395      $  4,665,992
                                                                                ============      ============

**Undistributed net investment income of $6,479 and $160,541, respectively.


                       See Notes to Financial Statements.

----------------------------------------------------------------------------
                            Statement of Operations
----------------------------------------------------------------------------
             For the Six Months Ended December 31, 1997 (unaudited)
----------------------------------------------------------------------------

INVESTMENT INCOME:
   Income:
     Dividends ...............................................    $  686,087
     Interest ................................................        70,585
                                                                  ----------
----------------------------------------------------------------------------
        Total Income .........................................       756,672
                                                                  ----------
----------------------------------------------------------------------------
   Expenses:
     Investment advisory fee .................................       269,856
     Distribution fee ........................................       143,923
     Shareholder servicing ...................................        89,952
     Administration fee ......................................        37,808
     Transfer agent fee ......................................        23,806
     Insurance ...............................................        11,256
     Custodian fee ...........................................         9,751
     Audit ...................................................         9,350
     Printing ................................................         8,591
     Directors' fee ..........................................         7,934
     Federal and state registration fees .....................         7,328
     Legal fee ...............................................         5,572
     Miscellaneous ...........................................         1,769
                                                                  ----------
----------------------------------------------------------------------------
       Total Expenses ........................................       626,896
                                                                  ----------
----------------------------------------------------------------------------
        Net investment income ................................       129,776
                                                                  ----------
----------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net realized gain from security transactions ..............     2,243,038
   Change in unrealized appreciation of investments ..........     4,505,536
                                                                  ----------
----------------------------------------------------------------------------
     Net gain on investments .................................     6,748,574
                                                                  ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .........    $6,878,350
                                                                  ==========
============================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                      Statement of Assets and Liabilities
--------------------------------------------------------------------------------
                         December 31, 1997 (unaudited)
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (Cost $45,672,223)........................      $74,010,755
   Cash ...........................................................              584
   Receivables:
    Dividends .....................................................           94,438
    Interest ......................................................              391
    Fund shares sold ..............................................           29,204
   Prepaid expense ................................................            5,979
                                                                         -----------
------------------------------------------------------------------------------------
        TOTAL ASSETS ..............................................       74,141,351
                                                                         -----------
------------------------------------------------------------------------------------
LIABILITIES:
   Payable:
    Fund shares repurchased .......................................          166,095
   Accrued expenses ...............................................           75,721
                                                                         -----------
------------------------------------------------------------------------------------
        TOTAL LIABILITIES .........................................          241,816
                                                                         -----------
------------------------------------------------------------------------------------
NET ASSETS ........................................................      $73,899,535
                                                                         ===========
SHARES OUTSTANDING ................................................        2,402,757
====================================================================================

NET ASSET VALUE PER SHARE ($73,899,535 / 2,402,757 shares).........           $30.76
====================================================================================

NET ASSETS CONSISTED OF THE FOLLOWING AT DECEMBER 31, 1997:
   Paid-in capital ................................................      $45,554,531
   Undistributed net investment income ............................            6,479
   Undistributed net realized loss ................................               (7)
   Unrealized appreciation on investments .........................       28,338,532
                                                                         -----------
                                                                         $73,899,535
                                                                         ===========
====================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                             Financial Highlights
--------------------------------------------------------------------------------
     The Table below sets forth financial data for a share of capital stock outstanding throughout each period presented.


                                              For the six months
                                                    ended                                  Years ended June 30,
                                              December 31, 1997     ----------------------------------------------------------------
                                                 (Unaudited)            1997          1996         1995         1994         1993
                                             -------------------    -------------  -----------  -----------  -----------  ----------
Net asset value, beginning of year ........       $ 31.53             $ 26.42       $ 22.92      $ 20.45      $ 22.69      $ 19.64
                                                  -------             -------       -------      -------      -------      -------
 INCOME FROM INVESTMENT
   OPERATIONS
 Net investment income ....................       $  0.05             $  0.15       $  0.17      $  0.22      $  0.21      $  0.24
 Net gains on securities (both
   realized and unrealized) ...............          2.93                7.60          5.42         3.77       ( 0.76)        3.72
                                                  -------             -------       -------      -------      -------      -------
  Total from investment
    operations ............................          2.98                7.75          5.59         3.99       ( 0.55)        3.96
                                                  -------             -------       -------      -------      -------      -------
 LESS DISTRIBUTIONS
 Dividends from net investment
   income .................................        ( 0.13)             ( 0.15)       ( 0.21)      ( 0.20)      ( 0.23)      ( 0.24)
 Distributions from capital gains .........        ( 3.62)             ( 2.49)       ( 1.88)      ( 1.32)      ( 1.46)      ( 0.67)
                                                  --------            --------      -------      -------      -------      -------
  Total distributions .....................        ( 3.75)             ( 2.64)       ( 2.09)      ( 1.52)      ( 1.69)      ( 0.91)
                                                  --------            --------      -------      -------      -------      -------
Net asset value, end of year ..............       $ 30.76             $ 31.53       $ 26.42      $ 22.92      $ 20.45      $ 22.69
                                                  ========            ========      =======      =======      =======      =======
Total Return (1) ..........................         10.36%**            32.20%        25.92%       21.11%      ( 2.73)%      20.98%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in 000's) .....      $ 68,804           $  57,368       $50,704      $38,506      $36,171      $37,621
 Ratio of expenses to average assets ......          1.81%*              1.82%*        1.96%        2.06%        2.06%        2.13%
 Ratio of net investment income to
   average net assets .....................          0.37%*              0.54%         0.69%        1.03%        1.00%        1.14%
 Portfolio Turnover .......................         10.85%              29.48%        38.97%       42.82%       43.26%       30.01%
 Average Commission Rate Per
   Share (2) ..............................      $ 0.0637           $  0.0673           --           --          --            --

--------------------------------------------------------------------------------
 * Annualized
** Not Annualized
(1) Exclusive of deduction of sales charge on investment.

(2) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged.

This report has been prepared for Shareholders and may be distributed to others only preceded or accompanied by a current prospectus.

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                         Notes to Financial Statements
                               December 31, 1997
--------------------------------------------------------------------------------

A. Addison Capital Shares, Inc. (the "Fund") was organized as a Maryland corporation on June 4, 1986. The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Significant accounting policies relating to the Fund are as follows:

 Security Valuation -- Portfolio securities which are traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last sales price. Securities traded on an exchange or NASDAQ for which there has been no sale on that day and other over-the-counter securities are valued at the mean between the closing bid and asked prices. Debt instruments having a maturity of 60 days or less are valued at amortized cost.

 Securities Transactions and Investment Income -- Securities transactions are accounted for on trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

 Dividends and Distributions to Shareholders -- Substantially all of the Fund's net investment income and net realized capital gains, if any, will be distributed to shareholders on an annual basis.

 Federal Income Taxes -- No provision is made for Federal income taxes as it is the Fund's intention to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all Federal income taxes.

B. Addison Capital Management Company (Addison Capital), a wholly-owned subsidiary of Janney Montgomery Scott Inc. (Janney), serves as the Fund's investment adviser. For its services as adviser, Addison Capital receives a fee, computed daily and paid monthly, at an annual rate of .75% of the Fund's first $100 million in average net assets, 50% of the next $150 million in average net assets, and .25% of average net assets in excess of $250 million.

 PFPC Inc., a wholly-owned, indirect subsidiary of PNC Bank, serves as the Fund's administrative and accounting agent. As compensation for these services, PFPC receives a fee computed daily and paid monthly, at an annual rate of .10% of the Fund's average net assets or $100,000, whichever is greater. PFPC agreed to reduce its minimum annual fee to $75,000 for the fiscal year ending June 30, 1998.

 PNC Bank acts as the Fund's custodian. PFPC Inc. also acts as the Fund's transfer agent and dividend disbursing agent.

 Pursuant to an Underwriting Agreement with the Fund, Janney, a wholly-owned subsidiary of Independence Square Properties, Inc., which is in turn wholly owned by Penn Mutual Life Insurance Company, serves as the Fund's distributor. As compensation for these services, Janney receives a fee from the Fund, computed daily and paid monthly, at an annual rate of .40% of the Fund's average net assets. Janney received brokerage commissions for the six months ended December 31, 1997 of $1,950.

 Under a Services Agreement between the Fund and Janney, Janney will provide office space to the Fund, will supervise performance by PNC Bank and PFPC Inc. of their respective duties, and will respond to shareholders' inquiries for an annual fee equal to .25% of the Fund's average daily net assets.

 If expenses borne by the Fund in any fiscal year exceed expense limitations imposed by applicable state securities regulations, Janney and Addison Capital may reduce their fees on a pro-rata basis to the extent required by such regulations. No such reduction was required for the six months ended December 31, 1997.

 Certain officers and directors of the Fund are officers and/or directors of Addison Capital and Janney. The law firm of Morgan, Lewis & Bockius, a member of which is also an officer of the Fund, received $3,127 from the Fund for legal services rendered during the six months ended December 31, 1997.

C. Purchases and sales of securities, other than short-term obligations, aggregated $7,990,312 and $7,394,009, respectively, for the six months ended December 31, 1997.

D. As of July 3, 1995 Fund shares are sold at their net asset value. As of that date all sales charges are eliminated for all Fund share purchases.

E. Addison Capital Shares, Inc. distributed a total Long term Capital Gain Dividend of $6,330,097 during the six months ending December 31, 1997. Of this total Long Term Capital Gain Dividend amount, the fund made a 28 Percent Rate Gain distribution at $3,078,512 and a 20 Percent Rate Gain distribution at $3,251,585.

Directors & Officers
Rudolph C. Sander
 Chairman of the Board
Radcliffe Cheston
 President & Chief Executive Officer
Margaret M. Healy
 Director
Charles E. Mather, III
 Director
William R. Dimeling
 Director
James Wolitarsky
 Treasurer, Chief Accounting Officer          [ADDISON CAPITAL LOGO]
 & Chief Financial Officer
James V. Kelly
 Vice President
Michael R. Patitucci
 Vice President
Charles J. Sullivan
 Vice President
James W. Jennings
 Secretary



Investment Adviser
ADDISON CAPITAL MANAGEMENT CO.
1608 Walnut Street
Philadelphia, PA 19103


Distributor
JANNEY MONTGOMERY SCOTT INC.               [JANNEY MONTGOMERY SCOTT LOGO]
1801 Market Street
Philadelphia, PA 19103


Administrator
PFPC, INC.
103 Bellevue Parkway
Wilmington, DE 19809


                                         Semi-Annual Report
Transfer Agent                            to Shareholders
PFPC, INC.                               December 31, 1997
103 Bellevue Parkway
Wilmington, DE 19809